UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2025
Date of Report (date of earliest event reported)
Bed Bath & Beyond, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-41850	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 W. Ascension Way, 3rd Floor
Murray, Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.

On October 2, 2025, Bed Bath & Beyond, Inc. (the “Company”) issued a press release announcing that it had published additional questions and answers (the “Supplemental FAQs”) regarding the previously announced warrant dividend distribution (the “Warrant Distribution”) to its shareholders as of the October 2, 2025 record date. The press release is attached as Exhibit 99.1 to this Form 8-K.

Also on October 2, 2025, the Company posted the Supplemental FAQs regarding the Warrant Distribution to the Company’s website. The Supplemental FAQs are attached as Exhibit 99.2 to this Form 8-K. The Company previously announced the Warrant Distribution on September 22, 2025 and published an initial set of questions and answers (the “Initial FAQs”).  To the extent information in the Supplemental FAQs is different from the Initial FAQs, the Supplemental FAQs supersede the Initial FAQs.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The issuance of the Warrants in the Warrant Distribution has not been registered under the Securities Act, as the distribution of a Warrant for no consideration does not constitute a sale of a security under Section 2(a)(3) of the Securities Act. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants. Please read the warrant agreement relating to the Warrants when it becomes available as it will contain important information about the terms of the Warrants, as it, and not this communication, will govern your rights with respect to the Warrants.

Forward Looking Statements

This Form 8-K and the exhibits attached to this Form 8-K contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated warrant distribution, including: our expectations regarding the warrant dividend and distribution; the anticipated distribution date and exercise start date for the warrant distribution; the filing of the Registration Statement covering the issuance of the warrant shares; the potential aggregate gross proceeds from warrant exercises; the expected use of proceeds from any proceeds received from warrant exercises; the acceptance of trading of the warrants on the New York Stock Exchange; the price of those warrants and the existence of a market for those warrants; and the participation in the warrant distribution. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. These risks include, but are not limited to market risks, trends and conditions. These and other risks are more fully described in the Company’s filings with the SEC, including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025, and other filings and reports that the Company may file from time to time with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release Issued October 2, 2025
99.2	Warrant Dividend Distribution Supplemental FAQ, dated October 2, 2025
104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND, INC.

By:	/s/ ADRIANNE B. LEE
Adrianne B. Lee
President and Chief Financial Officer
Date:	October 2, 2025